                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    June 28, 2005
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                  Citigroup Commercial Mortgage Securities Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

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 Delaware                                            333-108125-03                      13-3439681
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(State or Other Jurisdiction                         (Commission                        (IRS Employer
of Incorporation)                                    File Number)                        Identification No.)

388 Greenwich Street, New York, New York                                                 10013
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(Address of Principal Executive Offices)                                                (Zip Code)

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Registrant's telephone number, including area code  (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On June 28, 2005, a pooling and servicing agreement dated as of June 1,
2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Citigroup Commercial Mortgage Securities Inc. as depositor (the "Registrant"),
Wachovia Bank, National Association as master servicer, Allied Capital
Corporation as special servicer, LaSalle Bank National Association as trustee, and ABN AMRO Bank N.V. as fiscal agent, for the purpose of issuing a single series of certificates, entitled Citigroup Commercial Mortgage Trust 2005-C3
("Citigroup Commercial Mortgage Trust 2005-C3"), Commercial Mortgage
Pass-Through Certificates, Series 2005-C3 (the "Certificates"). The Pooling and
Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class
A-4, Class A-1A, Class A-MFL, Class A-M, Class A-J, Class B, Class C and Class D
(collectively, the "Publicly-Offered Certificates") were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-108125)
and sold to Citigroup Global Markets Inc., IXIS Securities North America Inc.,
Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of June 15,
2005 (the "Underwriting Agreement"), between the Registrant and the
Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto.
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup Global
Markets Realty Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of June 15, 2005 (the "CGMRC Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.1. The remaining mortgage loans backing the Publicly-Offered Certificates (the "IXIS Mortgage Loans"; the
CGMRC Mortgage Loans and the IXIS Mortgage Loans, collectively, the "Mortgage
Loans") were acquired by the Registrant from IXIS Real Estate Capital Inc.
("IXIS") as seller pursuant to a mortgage loan purchase agreement dated as of
June 15, 2005 (the "IXIS Mortgage Loan Purchase Agreement"; the CGMRC Mortgage
Loan Purchase Agreement and the IXIS Mortgage Loan Purchase Agreement,
collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.2.

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC or IXIS, as the case may be) to the
Registrant with respect to the Mortgage Loans sold by such seller to the
Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              CGMRC Mortgage Loan Purchase Agreement

99.2              IXIS Mortgage Loan Purchase Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 13, 2005

                                                CITIGROUP COMMERCIAL MORTGAGE
                                                SECURITIES INC.

                                                By:      /s/ Angela Vleck
                                                     --------------------------
                                                Name:   Angela Vleck
                                                Title:  Vice President

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                                  EXHIBIT INDEX
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                   The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              CGMRC Mortgage Loan Purchase Agreement

99.2              IXIS Mortgage Loan Purchase Agreement

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